Exhibit 99.1

Lenders’ Presentation “Helping people share life’s joy” February 2018 CONFIDENTIAL

Safe Harbor Disclaimer This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements include statements regarding our expectations of being able to retire all acquisition-related debt by 2021. You can identify these statements by the use of terminology such as “guidance”, “believe”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. Factors that might contribute to such differences include, among others, decreased consumer discretionary spending as a result of general economic conditions; our ability to expand our customer base and increase sales to existing customers; our ability to meet production requirements; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop innovative, new products and services on a timely and cost-effective basis; consumer acceptance of our products and services; our ability to develop additional adjacent lines of business; unforeseen changes in expense levels; competition and the pricing strategies of our competitors, which could lead to pricing pressure; the possibility that the closing conditions to the proposed Lifetouch acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a regulatory approval; delay in closing the Lifetouch acquisition or the possibility of non-consummation of the transaction; the risk of stockholder litigation in connection with contemplated Lifetouch acquisition; the retention of Lifetouch employees and our ability to successfully integrate the Lifetouch businesses; risks inherent in the achievement of anticipated synergies and the timing thereof; and general economic conditions and changes in laws and regulations. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of our SEC filings, including our most recent Form 10-K and 10-Q, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and the company assumes no obligation to update this information. This presentation includes non-GAAP financial measures, including Adjusted EBITDA, non-GAAP profits/margins, non-GAAP net loss, and non-GAAP net loss per share. We define Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization and stock-based compensation. We define Adjusted EBITDA minus Capital Expenditures as Adjusted EBITDA less purchases of property, plant and equipment and capitalization of software and website development costs. The method we use to produce non-GAAP financial measures is not computed according to GAAP and may differ from the methods used by other companies. To supplement our consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about our core operating results and thus are appropriate to enhance the overall understanding of our past financial performance and our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate our financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for, or superior to, gross profit, net income (loss) or net income (loss) per share determined in accordance with GAAP. Management strongly encourages review of our financial statements and publicly-filed reports in their entirety and to not rely on any single financial measure. CONFIDENTIAL 2

Today’s Presenters Christopher North Mike Pope Shawn Tabak President and CEO Senior Vice President and CFO Vice President IR and Treasury CONFIDENTIAL 3

Agenda 1 Transaction Rationale 2 Shutterfly at a Glance 3 Lifetouch Overview 4 Credit Highlights 5 Historical Financials 6 Appendix CONFIDENTIAL 4

Transaction Rationale CONFIDENTIAL

Transaction Rationale Leader in Leader in photo-based products school photography Core Values of the Transaction Consumers value photo-based products and will continue to value them for many years Continued focus on customer-facing innovation and improving our products / services will drive profitable growth Scale enables us to better serve our customers and to drive better financial results CONFIDENTIAL 6

Combining Shared Mission to Better Serve Customers Helping people share life’s joy Providing lifelong memories for all Leader in personalized photo-based products Leader in school photography $1.2 billion LTM Revenue $954 million LTM Revenue $234 million LTM Adjusted EBITDA $141 million LTM pro-forma Adjusted EBITDA 10 million active customers 10+ million households 26 million orders per year 50+ thousand schools served; 25+ million children photographed Vertically integrated manufacturing, specializing in four-color digital Vertically integrated manufacturing , specializing in traditional prints Peak demand in November/December Peak demand in September/October 40+ billion photos hosted on platform 1+ million new kindergarten households per year CONFIDENTIAL7

Combining Shared Mission to Better Serve Customers

	SHUTTERFLY INC		Lifetouch		Pro-Forma Shutterfly
	Helping people share life's joy		Providing lifelong memories		Broad, Diversified Photo Product Demand with Unparalleled Scale & Manufacturing
2017 Revenue	$1.2 Billion	+	$954 Million	=	$2.1 Billion
2017 Adjusted EBITDA	$234 Million		$141 Million		$375 Million

- Lifetouch's customer base represents a **highly targeted, prequalified, low-cost customer acquisition** channel for Shutterfly
- Lifetouch customers are **precisely the customers** Shutterfly most wants to acquire
- Over time, we envision a seamless process by which Lifetouch customers will have access to their portrait in Shutterfly's cloud photo management service, **be presented with Shutterfly's products** and **receive compelling Shutterfly offers**

SHUTTERFLY INC
CONFIDENTIAL 8

Compelling Strategic and Financial Rationale Combine shared mission and cultures focused on sharing life’s joy through photos Uniquely complementary asset (customers, revenue diversity, seasonality, manufacturing) Leverage shared manufacturing platform, and benefit from increased scale and complementary peak periods Adds significant, predictable revenue, adjusted EBITDA and free cash flow Increased diversification across segments and improved seasonality for manufacturing and labor demands Opportunity for revenue synergies from cross sell of products across the customer base CONFIDENTIAL 9

Shutterfly at a Glance CONFIDENTIAL

Today $1.2B Revenues 40B+ $190M+ 10.0M Hosted Photos Enterprise Revenue Customers 26.3M ~$38 ~75% Annual Orders Average Returning Customers (2) Order Value Notes: 1. Numerical statistics for the fiscal year ended December 31, 2017 2. Customers who purchased from Shutterfly in the fiscal year ended December 31, 2017, and were also prior customers 3. For the fiscal year ended December 31, 2017 CONFIDENTIAL 11

Breadth of Shutterfly Products and Brands

Consumer	Shutterfly Business Solutions

Shutterfly

The leader in personalized photo products and services

Gather and organize your photos and videos so you can easily find, share and transform them into personalized photo books, cards, home decor and gifts


Personalized Gifts / Home Decor
Shutterfly
Cards and Stationery
Shutterfly
tinyprints
Product Categories
Photo Books
Shutterfly
Prints
Shutterfly
Calendars
Shutterfly

tinyprints

The leading online cards and stationery boutique, offering stylish announcements, invitations and personal stationery for every occasion

Variable Print-on-Demand Solutions for Large Enterprises

Examples include:


Targeted Direct Mail


Plan Books
ENROLLMENT


Personalized Communications

SHUTTERFLY INC
CONFIDENTIAL 12

What's Exceptional About Shutterfly

Brand Strength

- Customer surveys
- Customer satisfaction
- Aided/unaided recognition
- **7% organic "like-for-like" Shutterfly brand growth in Q4-FY17**

Sharing life's joy

Customer Loyalty

- Strong connection
- Permission to cross-sell
- High repeat rate
- **Successful platform migration to Shutterfly in 2017**
- **Majority of revenue retained in 2017 on Shutterfly brand**



Manufacturing Operations

- World-class operations
- Scale
- Continuous improvement
- **In Q4-FY17, set new records for quality, delivery speed and customer service**
- **Doubling the number of new products launched in 2018 versus 2017**



Our Team

- Talented and dedicated team
- Geographically diverse



Technical Capabilities

- **Mobile (Mobile was 21% of Shutterfly brand revenue in in Q4-FY17)**
- **Doubled load speed of website Q4-FY17 vs. Q4-FY16**
- Self-service product creation tools
- Cloud photo management
- Machine learning



Shutterfly has a strong set of assets that drive customer innovation and profitable growth

SHUTTERFLY INC

CONFIDENTIAL 13

Success of our Q4-FY2017 Quarter Platform Consolidation Product Segments Technology and Manufacturing Platform migration exceeded expectations New Cards formats and features resonated Benefits from platform consolidation, process Retained majority of revenue and with customers improvements, and equipment upgrades customers from the migrating brands Double-digit growth in Personalized Gifts Significant year-over-year improvement in Premium features in Tiny Prints Boutique and Home Decor speed and availability of sites, apps and resonated with customers Mobile revenue 21% of Shutterfly brand upload Cross-purchase of products revenue; increase of 465 basis points over Manufacturing quality, delivery speed, Q4’16 accuracy, and customer service Cards & Stationery and Personalized Gifts and Home Décor over 60% of App revenue Strong performance in Cards & Stationery, Successful platform consolidation significant Strong execution in technology and Personalized Gifts and Home Décor, and contributor to Q4 success. manufacturing. mobile. CONFIDENTIAL14

Lifetouch Overview CONFIDENTIAL

Lifetouch Has the Clear Competitive Advantage and Scale

$954M
CY17 Sales

$141M
CY17 Adjusted EBITDA

10M+ Households	5,500 Full-time Employees 2,500 Part-time Employees	50 States	10 Provinces

Vertical Integration

Lifetouch is the leader in traditional photo prints

Manufacturing Scale

Significant scale across the U.S. and Canada

Lifetouch.

National network of photographers and photography services

1. Host Schools **50K+**
2. Children Photographed Each Year **25M+**
3. New Kindergartners Each Year **1M+**
4. Host School Retention **91%**

SHUTTERFLY INC

CONFIDENTIAL 16

Lifetouch is a Leader in the School Picture Day Tradition

Lifetouch Overview

- Lifetouch has provided **cherished, iconic school photographs** to families since 1936
- **Large and stable** area of consumer expenditure
- **Undisputed leader** in School photography
- **Only national brand;** significantly more scale than next largest regional player
- Prior to acquisition by Shutterfly, Lifetouch was 100% employee owned ESOP with large use of cash for ESOP repurchase obligations [1]
- **Experienced management team** leading transition to position Lifetouch for long-term success
- **Large employee base**; 5,500 year-round full time and 2,500 year-round part-time employees, and up to 10,000 seasonal employees (peak in September and October for Fall School photo days) [2]

Revenue [3]



$1,022
$987
$964
$954
FY2015
FY2016
FY2017
CY2017

Pro-Forma Adjusted EBITDA [3][4]



$162
$149
$126
$141
FY2015
FY2016
FY2017
CY2017

Notes
1. The ESOP will wind-down subsequent to closing of the acquisition
2. As of June 30, 2017
3. Lifetouch fiscal year was historically ended June 30
4. Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization and stock-based compensation as reported

SHUTTERFLY INC
CONFIDENTIAL 17

Lifetouch Brands and Offerings

School Photography
- K-12 portraits (school photo day)
- Senior Photography
- Sports
- Yearbooks
- Commencement

Preschool Photography
- Portrait photography in preschool and daycare centers

74% (School Photography and Preschool Photography)

Church Photography
- Family photography
- Printed and online pictorial directories for religious groups

Portrait Studios
- Retail division with professional portrait studios

iMemories
- Conversion of analog media to digital
- Storage / curation / sharing of content

26% (Church Photography, Portrait Studios and iMemories)

SHUTTERFLY INC
CONFIDENTIAL 18

Deeply Embedded Host School Relationships

The Host School Relationship

Why Hosts Choose Lifetouch

- #1 in school photography
- 80-year history of Picture Day execution
- Ability to execute value-added extras only offered by Lifetouch

Key Decision Makers

- School Administrators
- K-12 District Leaders
- Parent-Teacher Associations

Host Benefit

- Revenue share
- School services
  - Lifetouch National Safety Program (SmileSafe cards)
  - Student IDs
  - School branded products

Lifetouch Benefit

- **Exclusive right** to photograph students and sell photo packages and products to their families

Key Statistics (1)

50,000+ *Schools Served*

91% *Retention*



Locations of Schools Served

Significant presence and brand equity with schools, administrators and students / parents

Trusted relationships with schools and the families that Lifetouch serves

Notes
1. Includes Canada

SHUTTERFLY INC

CONFIDENTIAL 19

Credit Highlights CONFIDENTIAL

Key Credit Highlights Industry Leader with Best-in-Class Brand and Manufacturing Robust, Proven Go-To-Market Strategy with Multiple Customer Touchpoints Multiple Loyal, Attractive Customer Demographics with High Predictability Leading Share in Multiple Segments with Significant Scale and Profitability Disciplined Financial Policy with Focus on Free Cash Flow Generation Improved Seasonality of the Combined Business Strong Management Team with Proven Track Record CONFIDENTIAL 21

Shutterfly and Lifetouch are Industry Leaders with Best-in-Class Brand

Shutterfly	Lifetouch
Strong Brand Recognition	**Well Known and Highly Respected Brand**
17 years as a leader in e-commerce	80 years of School Photo Day
Powerful secondary brand in Tiny Prints since 2011	Large and Stable Consumer Expenditure
Consistent >75% repeat revenue for Shutterfly	91% Host School Retention

SHUTTERFLY INC
CONFIDENTIAL 22

Clear Synergies that Leverage Streamlined Manufacturing Processes

- We will add Lifetouch as both another source into our gateway and as another manufacturing facility
- Benefit from complementary peak periods (Lifetouch peak is in Sept / Oct, Shutterfly peak is in Nov / Dec)
- Ability to hire temporary labor through both complementary peak periods (Sept through Dec)

Key Benefit

- Operational cost savings from scale and purchasing power



Lifetouch
Consumer Business
GATEWAY
Enterprise Business
SFLY Insource
3 Shutterfly + 9 Lifetouch Facilities
Outsource Partners
30+ Partners
Shutterfly Facilities
Lifetouch Facilities

End-State plan to take orders from both Shutterfly and Lifetouch and route to the best of all of our facilities

SHUTTERFLY INC

CONFIDENTIAL 23

Robust, Proven Go-To-Market Strategy: Consumer Multi-Channel Model

Direct Response and Awareness Marketing to Consumers

Shutterfly

TV | Catalog | Radio | SEM | SEO
PR | Direct Mail | Print | Display | Social
Partner | Mobile | Affiliate | Video | Email

Combined with Field Sales and Host-Enabled Marketing

Lifetouch

Field Sales | Photographers | Parent Fliers
Photo Operations | Service Team | Online Site

+

And Natural Yearly and Milestone Touchpoints

1. Combined we can be present for every important milestone and celebration



K-12
Lifetouch
PRESCHOOL
GRADUATION
BIRTH
HOLIDAY & SEASONAL
Shutterfly
WEDDING

2. Combined we can offer a wide variety of cherished photography products year-round

Add all student photos to Shutterfly Photos and use Shutterfly platform for purchasing

Present Shutterfly's personalized products to parents in addition to current student photo packages

Engage customers throughout the year across multiple touch points

SHUTTERFLY INC
CONFIDENTIAL 24

Loyal, Attractive Customer Demographic with High Predictability: High Repeat Customer Base

SHUTTERFLY INC

Lifetouch

Consumer

>75%

of revenue from repeat customers who previously purchased*

SBS

>80%

of revenue from repeat customers who previously purchased*

Schools

>25 Million

Children photographed each year

>10 Million

Households purchase each year

Both companies have strong repeat rate with customers

Notes:
*Customers who purchased from Shutterfly in the fiscal year ended December 31, 2017, and were also prior customers

SHUTTERFLY INC
CONFIDENTIAL 25

Leading Segment Share with Significant Scale and Profitability: Operating at a Scale Far Beyond the Field Photo-based Products Photography Revenue$1B+Revenue $950MM <100 accounts100-1,000 accounts <$1M revenue$1-50M revenue INDEPENDENTREGIONAL PHOTOGRAPHERS PLAYERS (U.S.) Source: Management Estimates CONFIDENTIAL26

Disciplined Financial Policy with Focus on Free Cash Flow Generation and Deleveraging 1. Returns-Based Capital Allocation All investments—organic and inorganic—evaluated against an estimated cost of capital hurdle rate Focus on value creating growth 2. Efficient, Prudent Cash and Liquidity Profile Carry sufficient cash to cover operational needs, taking into account seasonality with a cushion for contingencies 3. Managing to “Ba/BB” Rating Profile Public commitment to maintain “Ba/BB” credit rating profile and return to target leverage Anticipate being able to retire all acquisition-related debt by 2021 4. Return of Capital with FCF We have publicly suspended return of capital in favor of delevering CONFIDENTIAL 27

Disciplined Financial Policy Results in Significantly Improved Free Cash Flow for Shutterfly: Stable Cash Flow Generation ($ Millions) $240 $39 $193 Cash Flow from Operations $166$165 $34 $42 $147 $68$59$33 $59 $22 $22 $16 $166 $118 $72 $76$84 2013 2014201520162017 FCF(1)(2)Capitalized SoftwarePurchases of PP&E 1.FCF is defined as net cash provided by operating activities less purchases of property and equipment, including accrued amounts and capitalized software and website development costs, including accrued amounts 2.2016 PP&E excludes $9.8 million related to replaced printers that were acquired and immediately soldCONFIDENTIAL28

Revenue Value Creation Opportunities

Cross-sell Opportunity

Shutterfly + Lifetouch

Shutterfly: Wide assortment of products

Lifetouch: Photo packages to parents

=

1. Add all student photos to Shutterfly Photos and use Shutterfly platform for purchasing
2. Offer Shutterfly's personalized products to parents in addition to current student photo packages

New Customer Acquisition Channel for Shutterfly

Shutterfly + Lifetouch

Shutterfly: Various marketing channels for customer acquisition

Lifetouch: Engages with over 10 million households

=

1. Shutterfly has access to highly qualified potential customers from Lifetouch at low customer acquisition cost
2. Ability to touch new parent photo customers who do not yet shop on Shutterfly.com

SHUTTERFLY INC

CONFIDENTIAL 29

The Combination Improves Our Seasonality Across Multiple Aspects of our Business

Revenue

Uniquely complementary

Lifetouch peak of Sept / Oct diversifies from Shutterfly peak in Nov / Dec

Ongoing source of customer acquisition corresponding to Shutterfly target customer profile

Manufacturing

More efficient use of CapEx and improved capacity / utilization

Significant cost synergies

Labor

Seasonal labor demand for ~2x as long

Ability to hire through contiguous Lifetouch and Shutterfly peak seasons

SHUTTERFLY INC

CONFIDENTIAL 30

We are Done with Our Restructuring and Are Prepared and Ready to Apply the Same Expertise to Lifetouch Integration

What We Did:

- Focused *all* of our resources on our largest opportunities
- Consolidated to a single consumer platform so all customers / all brands benefit from technology investments

  Success of platform migration seen in Q4 results
- Significant cost savings allow both reinvestment and *improved bottom line*

Shutterfly & Lifetouch Opportunity

- Focused resources for Lifetouch integration
- Simpler manufacturing platform for integration
- Increased cash flow to reinvest and pay down debt

SHUTTERFLY INC

CONFIDENTIAL 31

Strong Management Team with Proven Track Record

	Christopher North	President & CEO	Amazon UK, Phaidon Press, HarperCollins
	Michael Meek	Lifetouch President & CEO	Nordstrom, Dayton's, Macy's, Target
	Mike Pope	SVP, Chief Financial Officer	Clean Power Finance, MarketTools, Dionex
	Michele Anderson	SVP, Retail	Activate, Australian Vintage Limited, iVillage
	Dwayne Black	SVP, Operations and SBS	Banta Corporation, RR Donnelley
	John Boris	SVP, Chief Marketing Officer	Lonely Planet, Zagat Survey, 1-800 Flowers.com
	Tracy Layney	SVP, Chief Human Resources Officer	Gap Inc., Levi Strauss, PwC
	Ishantha Lokuge	SVP, Chief Product Officer	eBay, Urbanpixel, Netscape
	Satish Menon	SVP, Chief Technology Officer	UV Labs, Apollo Education Group, Yahoo Inc.

SHUTTERFLY INC
CONFIDENTIAL 32

Historical Financials CONFIDENTIAL

Historical Overview

Shutterfly Financials

($ Millions)



Revenue
6%
CAGR
$1,059
$1,134
$1,190
2015
2016
2017
Adjusted
EBITDA(1)
10%
CAGR
$192
$208
$234
2015
2016
2017
CapEx
$81
$76
$73
2015
2016
2017

1. Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization and stock-based compensation as reported
2. 2016 CapEx excludes $9.8 million related to replaced printers that were acquired and immediately sold

Lifetouch Financials [1]

($ Millions)



Revenue
$1,022
$987
$964
$954
FY2015
FY2016
FY2017
CY2017
Adjusted
EBITDA(2)
$162
$149
$126
$141
FY2015
FY2016
FY2017
CY2017
CapEx
$26
$38
$36
$30
FY2015
FY2016
FY2017
CY2017

1. Lifetouch fiscal year was historically ended June 30
2. Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization and stock-based compensation as reported

SHUTTERFLY INC

CONFIDENTIAL 34

Shutterfly—Historical Seasonal Trends ($ Millions) $548 $561 $594 $160$184$167 $182$204$187 $192$209$195 Revenue Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4 2015 2016 2017 $182 $195 $216 $16 $18 $17 Adjusted $3 EBITDA(1)($1) ($4) ($2) ($3) ($2) Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4 2015 2016 2017 $253 $248 $300 Free Cash Flow (2)(3) ($126)($0)($44) ($96)($5)($29) ($82)($3)($49) Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4 2015 2016 2017 1.Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization and stock-based compensation as reported 2.FCF is defined as net cash provided by operating activities less purchases of property and equipment, including accrued amounts and capitalized software and website development costs, including accrued amounts 3.FQ2’16 PP&E excludes $9.8 million related to replaced printers that were acquired and immediately sold CONFIDENTIAL35

Appendix CONFIDENTIAL

Q4-FY2017 Performance

Q4 Revenue

($ Millions)



$561.2
$593.8
Q4'16
Q4'17
% Revenue

Q4 Profitability

($ Millions)

Gross Profit



$331.2
$339.5
Q4'16
Q4'17
59.0%
57.2%

Operating Income



$153.8
$179.0
Q4'16
Q4'17
27.4%
30.2%

Adjusted EBITDA



$194.8
$215.6
Q4'16
Q4'17
34.7%
36.3%

Increased Profitability Due to Strong Expense Control and Benefits of Platform Consolidation

1. Adjusted EBITDA is a Non-GAAP measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

SHUTTERFLY INC

CONFIDENTIAL 37

FY2017 Performance Annual Adjusted EBITDA minus Capital 2017 Financial Summary Expenditures ($ Millions) ($ Millions) Total RevenuesAdj. EBITDA $1,190 $234 $161 $133 $1,134 $208 20162017FY16FY1720162017 2017 revenue grew 5% over 2016, while Adjusted EBITDA grew by 12%. 1.Adjusted EBITDA is a Non-GAAP measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation. 2.Normalized for restructuring charges of $17.0 million and capital lease termination charges of $8.1 million in 2017, of which $18.3 million impacted Adjusted EBITDA. 3.Capex includes purchases of property and equipment, including accrued amounts and capitalized software and websiteCONFIDENTIAL38 development costs

Historical Balance Sheet Summary ($ Millions, except per share data) December 31, 2015 December 31, 2016December 31, 2017 Assets Current assets Cash and cash equivalents$288.9$289.2$489.9 Short-term investments$22.9$26.4$178.0 Accounts receivable$55.2$57.4$82.3 Inventories$13.5$11.8$11.0 Prepaid expenses and other current assets$31.8$48.1$41.4 Total current assets$412.3$432.8$802.6 Long term assets Long-term investments$29.0$14.5$9.2 Property and equipment, net$281.8$284.1$266.9 Intangible assets, net$62.3$43.4$29.7 Goodwill$409.0$409.0$409.0 Other assets$10.9$11.8$17.4 Total assets$1,205.3$1,195.6$1,534.8 Liabilities and stockholders’ equity Current liabilities Convertible Senior Notes, Current$0.0$0.0$297.1 Accounts payable$35.3$58.8$91.5 Accrued liabilities$149.1$138.9$159.2 Deferred revenue, current$27.3$22.9$24.6 Total current liabilities$211.8$220.6$572.4 Total other liabilities$123.1$137.0$119.2 Convertible Senior Notes, Net$264.4$278.8$0.0 Long term debt (TLB), net$0.0$0.0$292.5 Total liabilities$599.3$636.4$984.1 Total stockholders’ equity$606.1$559.2$550.7 Total liabilities and stockholders’ equity$1,205.3$1,195.6$1,534.8 CONFIDENTIAL39

Historical Free Cash Flow Reconciliation ($ Millions, except per share data) Shutterfly December 31, 2015 December 31, 2016December 31, 2017 Net Cash Provided by Operating Activities$165.0$193.4$239.5 Less Purchases of property and equipment($59.3)($52.3)($39.4) Capitalized technology & development costs($22.1)($33.1)($33.6) Capex adjustments (1) $0.0$9.8$0.0 Free Cash Flow $83.7$117.9$166.5 1.In the second quarter of 2016, the Company acquired and subsequently sold $9.8 million printers 2.Shutterfly FCF is defined as net cash provided by operating activities less purchases of property and equipment, including accrued amounts and capitalized software and website development costs, including accrued amounts CONFIDENTIAL40

Historical Adjusted EBITDA Reconciliation ($ Millions, except per share data) Shutterfly December 31, 2015December 31, 2016 December 31, 2017 Net Cash Provided by Operating Activities$165.0$193.4 $239.5 Add Back Interest Expense$21.0$23.0 $27.8 Interest and Other Income, Net($0.7)($0.5) ($1.5) Provision for (benefit from) Income Taxes($1.1)$10.7 $5.2 Changes in operating assets and in liabilities$19.4$3.8 ($34.6) Other Adjustments($11.5)($21.9) ($16.5) Capital lease termination-- $8.1 Cash Restructuring-- $6.1 Non-GAAP Adjusted EBITDA$192.0$208.5 $234.1 LifetouchJune 30, 2015June 30, 2016June 30, 2017December 31, 2017 Operating Income$16.1$23.8($3.9)$7.8 Add: Depreciation$41.1$38.7$37.3$36.0 Add: Amortization of Intangible Assets$11.3$10.2$5.3$4.5 Add: Contributions to ESOP and Retirement Plans$76.4$72.1$72.6$72.6 EBITDA$144.9$144.8$111.3$120.9 Add: Restructuring Expenses$17.2$3.7$6.7$11.7 Add: Other Non-recurring Expenses$0.1$0.2$8.4$8.4 Pro-forma Adjusted EBITDA$162.1$148.7$126.4$141.0 Pro-Forma Non-GAAP Adj. EBITDA $375.1CONFIDENTIAL41

Pro Forma Organization Structure


Shutterfly, Inc.
(Delaware)
Shutterfly Israel Ltd.
(Israel)
Lifetouch, Inc.
(Minnesota)
Lifetouch National School Studios Inc.
(Minnesota)
Lifetouch Portrait Studios Inc.
(Minnesota)
Lifetouch Services Inc.
(Minnesota)
iMemories Inc.
(Minnesota)
Lifetouch Church Directories & Portraits
(Minnesota)
Lifetouch Canada Inc.
(Manitoba)
Lifetouch Church Directories & Portraits
(Ontario)

SHUTTERFLY INC
CONFIDENTIAL 42

History and Impact of the ESOP Lifetouch’s transition from an ESOP to a public company is a benefit – ESOP financial obligations are terminated at closing of the acquisition Company has been a S-Corp ESOP since 1978 ESOP History 100% employee owned Over 17,000 plan participants (includes existing and former employees) The ESOP costs have been approximately ~$70MM in recent years Cost of the ESOP Historically, ESOP dividends have been a required use of cash Future of the ESOP Shutterfly has no financial obligation for ESOP following closing ESOP Cost Replacement Shift to 401K with match should be favored by employees as it allows opportunity for diversification CONFIDENTIAL43